UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 6, 2005

Date of Earliest Event Reported: April 1, 2005

SI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12370	95-3381440
(Commission File Number)	(I.R.S. Employer Identification No.)

14192 Franklin Avenue, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 505-6483

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement

SI Technologies, Inc. entered into a Seventh Amendment of Credit Agreement (the “Amendment”) dated as of April 1, 2005 with U.S. Bank National Association (“US Bank”). The Amendment amends the existing credit facility with US Bank to extend the term until June 30, 2005 from April 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 6, 2005	SI TECHNOLOGIES, INC.

	By:	/s/ Marvin Moist
Marvin Moist, President

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